UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2015

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS
Supplemental United States Federal Income Tax Considerations
The information included on this Current Report on Form 8-K under this heading “Supplemental United States Federal Income Tax Considerations” and the information on Exhibit 99.1 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “United States Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-191524 and 333-191524-01) of Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. (the “Operating Partnership”) filed with the Securities and Exchange Commission on October 2, 2013 (the “Registration Statement) and in the related prospectus dated October 2, 2013 (the “Base Prospectus”) of the Company and the Operating Partnership.

Supplement to Certain Provisions of Maryland Law and the Company’s Charter and Bylaws

The information included on this Current Report on Form 8-K under this heading “Supplement to Certain Provisions of Maryland Law and the Company’s Charter and Bylaws” and the information on Exhibit 99.2 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “Certain Provisions of Maryland Law and the Company’s Charter and Bylaws” in the Registration Statement and the Base Prospectus.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1*	Supplemental United States Federal Income Tax Considerations
99.2*	Supplement to Certain Provisions of Maryland Law and the Company’s Charter and Bylaws
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: February 11, 2015

By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: February 11, 2015

By:	Kilroy Realty Corporation,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

99.1*	Supplemental United States Federal Income Tax Considerations
99.2*	Supplement to Certain Provisions of Maryland Law and the Company’s Charter and Bylaws
*	Filed herewith

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